          SCHEDULE 14A-INFORMATION REQUIRED IN PROXY
                          STATEMENT
      (Last amended in Rel. No.34-34832, eff. 11/23/94.)

                   SCHEDULE 14A INFORMATION
  Proxy Statement Pursuant to Section 14(a) of the Securities
             Exchange Act of 1934 (Amendment No.)

Filed by the Registrant [x]
Filed by a  Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to  240.14a-11(c) or 240.14a-12
---------------------------------------------------------------------------
       (Name of Registrant as Specified in its Charter)

                   Nicholas Financial, Inc.
---------------------------------------------------------------------------
          (Name of Person(s) Filing Proxy Statement)

                            N/A

Payment of Filing Fee (Check the appropriate box):
[x]  No Fee Required
[ ]  Fee computed on table below per Exchange Act Rules 14a-
     6(I)(4) and 0-11

   1) Title of each class of securities to which transaction applies:
---------------------------------------------------------------------------
   2) Aggregate number of securities to which transaction applies:
---------------------------------------------------------------------------
   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
---------------------------------------------------------------------------
   4) Proposed maximum aggregate value of transaction:
---------------------------------------------------------------------------

   Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ]Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1) Amount Previously Paid:
---------------------------------------------------------------------------
   2) Form, Schedule or Registration Statement No.:
---------------------------------------------------------------------------
   3) Filing Party:
---------------------------------------------------------------------------
   4) Date Filed:
---------------------------------------------------------------------------

                       NICHOLAS FINANCIAL, INC.
                           Building C #501B
                       2454 McMullen Booth Road
                      Clearwater, FL  33759-1343
                            (727) 726-0763

                  NOTICE OF ANNUAL GENERAL MEETING

To the Members of Nicholas Financial, Inc.:

NOTICE IS HEREBY GIVEN that the 1999 Annual General Meeting of the Members (the "Meeting") of Nicholas Financial, Inc. (hereinafter called the "Company") will be held at Countryside Country Club, 3001 Countryside Boulevard, Clearwater, Florida on:

                   WEDNESDAY, AUGUST 4, 1999

at the hour of 10:00 in the forenoon (Clearwater time) for the following purposes:

1.   to receive the Report of the Directors;
2. to receive the financial statements of the Company for its fiscal year ended March 31, 1999 and the report of the Auditors thereon;
3. to elect two directors to hold office until the 2000 Annual General Meeting of Members and until each of their respective successors is duly elected and qualified and to elect one director to hold office until the 2002 Annual General Meeting of Members and until his successor is duly elected and qualified (Proposal 1);
4.   to appoint Auditors for the ensuing year (Proposal 2); and
5. to transact such other business as may properly come before the Meeting.

Accompanying this Notice are a Proxy Statement and Information Circular and Form of Proxy.

Members of record as of the close of business on June 22, 1999 will be entitled to attend and vote at the Meeting, or any adjournment or postponement thereof. A member entitled to attend and vote at the Meeting is entitled to appoint a proxyholder to attend and vote in his stead.

The enclosed Form of Proxy is solicited by the Board of Directors of the Company but, as set out in the Notes accompanying the Form of Proxy, you may amend it if you so desire by striking out the names listed therein and inserting in the space provided the name of the person you wish to represent you at the Meeting.


DATED at Clearwater, Florida, June 29, 1999.

BY ORDER OF THE BOARD OF DIRECTORS

/s/Peter L. Vosotas
------------------------
Chairman of the Board,
Chief Executive Officer and President

 Your vote is important. If you are unable to attend the Meeting (or any adjournment or postponement thereof) in person, please read the Notes accompanying the Form of Proxy enclosed herewith and then complete and return the Proxy within the time set out in the Notes.

                    NICHOLAS FINANCIAL, INC.
                        Building C #501B
                    2454 McMullen Booth Road
                   Clearwater, FL  33759-1343
                         (727) 726-0763

            PROXY STATEMENT AND INFORMATION CIRCULAR
                 AS AT AND DATED JUNE 29, 1999

      This Proxy Statement and Information Circular accompanies the Notice of the 1999 Annual General Meeting of Members (the "Meeting") of Nicholas Financial, Inc. (hereinafter called the "Company") to be held on Wednesday August 4, 1999, at 10:00 a.m. (Clearwater, Florida time), at Countryside Country Club, 3001 Countryside Boulevard, Clearwater, Florida, and is furnished in connection with a solicitation of proxies on behalf of the Board of Directors of the Company for use at that Meeting and at any adjournment thereof.

      The Company's Annual Report on Form 10-KSB for the fiscal year ended March 31, 1999, together with this Proxy Statement and Information Circular and the accompanying proxy form ("Proxy"), are first being mailed on or about July 1, 1999 to members entitled to vote at the Meeting.

                     REVOCABILITY OF PROXY

     If the accompanying Proxy is completed, signed and returned, the shares represented thereby will be voted at the Meeting. The giving of the Proxy does not affect the right to vote in person should the member be able to attend the Meeting. The member may revoke the Proxy at any time prior to the voting thereof.

      In addition to revocation in any other manner permitted by law, a proxy may be revoked by instrument in writing executed by the member or his attorney authorized in writing, or if the member is a corporation, by a duly authorized officer or attorney thereof, and deposited either at the registered office of the Company at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, or, as to any matter in respect of which a vote shall not already have been cast pursuant to such proxy, with the Chairman of the Meeting on the day of the Meeting, or any adjournment thereof, and upon either of such deposits the proxy is revoked.

                PERSONS MAKING THE SOLICITATION

            THE ENCLOSED PROXY IS BEING SOLICITED BY
             THE BOARD OF DIRECTORS OF THE COMPANY

     Solicitations will be made by mail and possibly supplemented by telephone or other personal contact to be made without special compensation by regular officers and employees of the Company. The Company may reimburse members' nominees or agents (including brokers holding shares on behalf of clients) for the cost incurred in obtaining from their principals authorization to execute forms of proxy. No solicitation will be made by specifically engaged employees or soliciting agents. The cost of solicitation of proxies on behalf of the Board of Directors will be borne by the Company.

                 VOTING SHARES AND OWNERSHIP
              OF MANAGEMENT AND PRINCIPAL HOLDERS

     The Company is authorized to issue 50,000,000 Common shares without par value and 5,000,000 Preference shares without par value. As of the close of business on June 22, 1999, the record date for determining members entitled to notice of and to vote at the Meeting, there were issued and outstanding 2,349,108 Common shares and no Preference shares. At a General Meeting of the Company, on a show of hands, every member present in person and entitled to vote shall have one vote, and on a poll, every member present in person or represented by proxy and entitled to vote shall have one vote, for each share of which such member is the registered holder. Shares represented by proxy will only be voted on a poll.

     The following table sets forth certain information regarding the beneficial ownership of Common shares as of June 22, 1999 regarding (i) each of the Company's directors, (ii) each of the Company's executive officers, (iii) all directors and officers as a group, and (iv) each person known by the Company to beneficially own, directly or indirectly, more than 5% of the outstanding Common shares. Except as otherwise indicated, each of the persons listed below has sole voting and investment power over the shares beneficially owned.

        Name               Number of Shares     Percentage  Owned
-------------------------------------------------------------------
Peter L. Vosotas (1)(2)        770,902                32.4%
Dr. Ellis P. Hyman (3)(4)       62,750                 2.6%
Stephen Bragin (5)(6)           29,236                 1.2%
William G. Taylor (7)(8)        66,372                 2.8%
Ralph T. Finkenbrink (9)(10)    22,668                 1.0%
                               -------
All directors and
officers as a group
(5 persons) (11)               951,928                39.9%
                               =======
<FOOTNOTE>

(1)  Mr.  Vosotas' business address is 2454 McMullen Booth  Road,
     Building C #501B, Clearwater, Florida 33759-1343.
(2)  Includes  16,667 shares under options exercisable within  60 days  and does not include 33,333 shares under options which are not exercisable within 60 days.
(3)  Dr.  Hyman's business address is 2700 East Bay Drive, Largo,
     Florida 33771
(4)  Includes  1,667 shares under options exercisable  within  60 days  and does not include 3,333 shares under options  which are not exercisable within 60 days.
(5)  Mr.  Bragin's business address is 17757 US Highway 19 North,
     Suite 26, Clearwater, Florida 33764.
(6)  Includes  1,667 shares under options exercisable  within  60 days  and does not include 3,333 shares under options  which are not exercisable within 60 days.
(7)  Mr.  Taylor's business address is P.O. Drawer 460, 104  East
     Springs Street, Lancaster, South Carolina 29720.
(8)  Includes  1,667 shares under options exercisable  within  60 days  and does not include 3,333 shares under options  which are not exercisable within 60 days.
(9)  Mr.  Finkenbrink's business address is 2454  McMullen  Booth
     Road, Building C #501B, Clearwater, Florida 33759-1343.
(10) Includes 10,000 shares under  options  exercisable within 60 days and does not include 20,000 shares  under options which are not exercisable within 60 days.
(11) Includes 31,668 shares under options  exercisable  within 60 days and does not include 63,332 shares under options  which are not exercisable within 60 days.


      The directors have determined that all members of record as of the close of business on June 22, 1999 (the "Record Date") will be entitled to receive notice of and to vote at the Meeting. Those members so desiring may be represented by proxy at the Meeting. The Proxy, and the power of attorney or other authority, if any, under which it is signed or a notarially certified copy thereof, must be deposited either at the office of the Registrar and Transfer Agent of the Company, Montreal Trust Company of Canada, 510 Burrard Street, Vancouver, B.C., V6C 3B9 or at the Head Office of the Company at Building C #501B, 2454 McMullen Booth Road, Clearwater, FL 33759-1343 not less than 48 hours, Saturdays and holidays excepted, prior to the time of the holding of the Meeting or any adjournment thereof.

      Votes cast by proxy or in person at the Meeting will be tabulated by the inspector of elections appointed for the Meeting, who will also determine whether a quorum is present for the transaction of business. The Company's Articles provide that a quorum is present if two or more members of the Company are present in person (or represented by proxy) holding an aggregate of at least 33 1/3% of the total issued and outstanding shares of the Company as of the Record Date for the Meeting. Abstentions will be counted as shares that are present and entitled to vote for purposes of determining whether a quorum is present. Shares held by nominees for beneficial owners will also be counted for purpose of determining whether a quorum is present if the nominee has the discretion to vote on at least one of the matters presented, even though the nominee may not exercise discretionary voting power with respect to other matters and even though voting instructions have not been received from the beneficial owner (a "broker non-vote"). Neither abstentions nor broker non-votes are counted in determining whether a proposal has been approved.

      If a quorum exists, directors are elected by a plurality of the votes cast by the shares entitled to vote in the election. The proposal set forth herein to approve the appointment of the Company's auditors will be adopted if a majority of the total votes present, or represented, and entitled to vote at the Meeting vote in favor of such proposal.

      Members are urged to indicate their votes in the spaces provided on the Proxy. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, signed Proxies will be voted FOR each proposal listed in the Notice of the Meeting which are set forth more completely herein. Returning your completed Proxy will not prevent you from voting in person at the Meeting should you be present and wish to do so.

      Advance  Notice  of the Meeting was published  pursuant  to
Section  111  of the Company Act at Vancouver, B.C.  on  May  31,
1999.

              PROPOSAL  1:   ELECTION OF DIRECTORS

     The Board of Directors recommends the following nominees for election as directors and urges each shareholder to vote "FOR" the nominees. Proxies in the accompanying form will be voted at the Meeting, unless authority to do so is withheld, in favor of the election as directors of the nominees named below.

     The Company's Board of Directors consists of four members divided into three classes, with the members of each class serving  three-year  terms expiring at the third  Annual  General
Meeting of Members after their elections. Pursuant to the Company's Articles, the term of a director appointed to fill a vacancy expires at the next general meeting of members at which directors are elected. Two directors are to be elected at the
Meeting to hold office for a term of one year expiring at the 2000 Annual General Meeting of Members, and until each of their respective successors shall have been duly elected and qualified. One of such nominees was appointed by the Company's Board of
Directors to fill the vacancy created by the resignation of Joseph G. Bowes as a director on or about February 10, 1999. The other of such nominees was appointed by the Company's Board of Directors to fill the vacancy created by increasing the size of the Board from three (3) to four (4) members. In addition, another director was appointed by the Company's Board of Directors to fill the vacancy created by the resignation of Raymond Robert Cottrell as a director on or about February 10, 1999. This director is to be elected at the Meeting to hold office for a term of three years expiring at the 2002 Annual General Meeting of Members, and until his successor shall have been duly elected and qualified. In the event any of such nominees is unable to serve, the persons designated as proxies will cast votes for such other person in their discretion as a substitute nominee. The Board of Directors has no reason to believe that the nominees named below will be unavailable, or if elected, will decline to serve. All of the nominees are residents of the United States.

     Certain information is set forth below for the nominees for directors, as well as for the director whose term of office will continue after the Meeting.

                                      Principal Occupation
Name                            Age   And Other Information

           NOMINEES FOR DIRECTOR -TERM TO EXPIRE 2000

Dr. Ellis P. Hyman, D.D.S.,P.A.  60   Dr.  Hyman  has  served  as
                                      a director  of the  Company
                                      since   February  10,  1999
                                      and  as  a director  of the
                                      Company's two subsidiaries,
 						  Nicholas   Data   Services,
						  Inc and Nicholas Financial,
                                      Inc., since 1987 and  1990,
						  respectively. Dr. Hyman has
						  been   in   private  dental
						  practice  for  many  years.

William G. Taylor..............  43   Mr. Taylor has served as  a
						  director   of  the  Company
						  since February 10, 1999 and
				   		  as   a   director   of  the
						  Company's two subsidiaries,
						  Nicholas Data Services, Inc
						  and    Nicholas  Financial,
						  Inc., since October,  1996.
						  He has served as  President
						  of  The  Springs   Company,
						  Lancaster, South  Carolina,
						  for over five years.

            NOMINEE FOR DIRECTOR -TERM TO EXPIRE 2002

Stephen Bragin.................  67   Mr. Bragin has served as  a
                                      director   of  the  Company
						  since February 10, 1999 and
						  as   a   director   of  the
						  Company's two subsidiaries,
 						  Nicholas   Data   Services,
                                      Inc and Nicholas Financial,
						  Inc., since 1987 and  1990,
						  respectively. He has served
						  as Development Director  of
						  the  College of Fine  Arts,
						  University     of     South
						  Florida,   for   over  five
						  years.

       DIRECTOR CONTINUING IN OFFICE -TERM TO EXPIRE 2001

Peter L. Vosotas..............   57   Mr.  Vosotas  founded   the
                                      Company  in  1986  and  has
                                      served as Chairman  of  the
						  Board,   Chief    Executive
						  Officer   and  President of
						  the Company and each of its
						  subsidiaries          since
                                      formation.

              PROPOSAL 2:  APPOINTMENT OF AUDITORS

      The Board of Directors recommends the approval of the appointment of Ernst & Young LLP as Auditors of the Company and
urges each member to vote "FOR" such proposal. Executed and unmarked proxies in the accompanying form will be voted at the Meeting in favor of such proposal.

      The Board of Directors proposes the appointment of Ernst & Young LLP, Certified Public Accountants, as Auditors of the Company for the fiscal year ending March 31, 2000. Ernst & Young LLP have been the Company's Auditors since September 13, 1994. A representative of Ernst & Young LLP will be present at the Meeting. Such representative will be available to respond to appropriate questions and may make a statement if he or she so desires.

               EXECUTIVE OFFICERS AND COMPENSATION

         (Form 41, B.C. Securities Act and Regulations)

     The  Company  has  two  (2)  executive  officers,  Peter  L.
Vosotas, Chairman of the Board, Chief Executive Officer and President, and Ralph T. Finkenbrink, Vice-President-Finance. Mr. Finkenbrink has served as Vice President-Finance of the Company since 1992. For the Company's most recently completed financial year, cash compensation of US $267,724 was paid to the executive officers. There are no plans in effect pursuant to which cash or non-cash compensation was paid or distributed to the executive officers during the most recently completed financial year or is proposed to be paid or distributed in a subsequent year.

     The   following   table   sets  forth  certain   information
concerning compensation paid to or earned by each of the Company's executive officers for the fiscal years ended March 31, 1999, 1998 and 1997:

                   Summary Compensation Table


                                                     Long Term
   Name and                                         Compensation   All Other
   Principal      Fiscal   Annual Compensation      Shares under  Compensation
   Position        Year  Salary     Bonus     Other    Option         ($)
----------------------------------------------------------------------------


PETER L. VOSOTAS   1999   $118,224  $60,000    Nil     50,000        Nil
Chairman of the
Board,  Chief
Executive
Officer and
President
                   1998   $102,281  $ 7,500    Nil     33,332        Nil
                                                      333,333(1)

                   1997    $98,000  $12,500    Nil     33,332        Nil
                                                      333,333(1)

RALPH T.
FINKENBRINK        1999    $75,000  $14,500    Nil     30,000        Nil
Vice-President-
Finance
                   1998    $64,961  $ 2,500    N/A     24,999        N/A

                   1997        N/A      N/A    N/A        N/A        N/A


(1) Represents a bonus warrant exercisable at US $5.07/share until June 3, 1999 issued to Mr. Vosotas for guaranteeing the Company's indebtedness to BankAmerica under a US
$35,000,000 line of credit. On June 3, 1999, this warrant expired unexercised.

Note: All of the above named executive's salaries are expressed in U.S. dollars and for fiscal 1999 exceeded $100,000 Cdn.
The  Company  has  no  other  executive  officers.   Certain
columns  may  have  been  omitted  because  there   was   no
compensation awarded to, earned by or paid to any of the named executives required to be reported in such columns in the above table.

    The following table sets forth information with respect to grants of stock options during the fiscal year ended March
31, 1999 to the executive officers of the Company:

                Option Grants During Fiscal 1999

                                                       Market
                                                      Value of
                             % of Total    	     Securities
                               Options               Underlying
                             Granted to              Options on
   Name of                   Employees  	Exercise     Date of
  Executive       Option     in Fiscal     Price        Grant     Expiration
   Officer      Granted(1)     1999      ($/Share)    ($/Share)      Date
-----------------------------------------------------------------------------
Peter L.
 Vosotas         50,000         19%        $3.40        $3.25    June 9, 2003

Ralph T.
 Finkenbrink     30,000         12%        $3.40        $3.25    June 9, 2003

<FOOTNOTE>

(1)   Options  granted   are  exercisable  by  the  named  executive
      officer to the extent of 33 1/3% of the shares subject to such options  each  year  beginning on the first anniversary of the date of grant and expire on June 9, 2001.


           Aggregated Option Exercises in Fiscal 1999 and Fiscal Year-End Option Values

                                           Number of        Value of
                                          Unexercised      Unexercised
 						       Options at     in-the-Money
               Number of                  Fiscal Year   Options at Fiscal
    Name of      Shares      Aggregate         End          Year End (2)
   Executive   Acquired on    Value       Exercisable/    Exercisable/
    Officer     Exercise     Realized(1)  Unexercisable   Unexercisable
------------------------------------------------------------------------------
Peter L.
 Vosotas          Nil            Nil         0/50,000      $0/$36,250

Ralph T.
 Finkenbrink      Nil            Nil         0/30,000      $0/$21,750

<FOOTNOTE>

(1)    The  aggregate  value  realized  as  shown  above   is
calculated by the difference between the exercise  price  and the  market  price  at  the time of exercise,  and  does  not necessarily mean the shares were sold.

(2) Potential value of the exercisable/unexercisable in the money options was calculated by taking the difference between the option exercise price and the market bid price of the shares on March 31, 1999.

                       BOARD OF DIRECTORS

Director Compensation

       Directors of the Company did not receive any cash compensation (other than reimbursement of expenses) for service as members of either the Board of Directors or committees thereof during the fiscal year ended March 31, 1999. During the fiscal year ending March 31, 2000, directors of the Company who are not otherwise employed by the Company will receive $500 for each meeting of the Board of Directors attended. During the fiscal year ended March 31, 1999, each non-employee Director was granted non-qualified stock options to purchase 5,000 shares at a price of US $3.40 per share. These option grants become exercisable to the extent of 33 1/3% of the shares subject to such options each year beginning on the first anniversary of the date of grant and expire on June 9, 2001.

General

      The Board of Directors has established an Audit Committee and a Stock Option Committee. The Audit Committee is comprised of Messrs. Hyman, Bragin and Taylor and is responsible for reviewing the independence, qualifications and activities of the Company's independent certified public accountants and the Company's financial policies, control procedures and accounting staff. The Audit Committee recommends to the Board the appointment of the independent certified public accountants and reviews and approves the Company's financial statements. The Audit Committee is also responsible for the review of transactions between the Company and any Company officer, director or entity in which a Company officer or director has a material interest. The Stock Option Committee is also comprised of Messrs. Hyman, Bragin and Taylor and is responsible for administering the Company's stock option plans.

      During the fiscal year ended March 31, 1999, the Board of Directors held one meeting and the Audit Committee and the Stock Option Committee each held one meeting. All directors attended all meetings of the Board of Directors and all committees on which they served during the fiscal year ended March 31, 1999. The Board of Directors also took certain actions by unanimous written consent in lieu of a meeting, as permitted by applicable law.

     SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and more than 10% shareholders to file reports of their beneficial ownership of the Company's Common shares and furnish copies of such reports to the Company. The Company believes that its insiders have complied with all Section 16(a) reporting requirements. Mr. Vosotas filed two reports late covering an aggregate of nine transactions. Each of Dr. Hyman, Mr. Bragin and Mr. Taylor filed his Form 3 late. Mr. Finkenbrink filed two reports late covering an aggregate of eleven transactions. Mr. Bowes, a former director of the Company, filed two reports late covering an aggregate of four transactions. Mr. Cottrell, a former director of the Company, filed two reports late covering an aggregate of four transactions.

        INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS

     No Director or executive officer of the Company, no proposed nominee for election as a Director of the Company, and no associate or affiliate of any of them, is or has been indebted to the Company or its subsidiaries at any time since the beginning of the Company's last completed financial year.

         CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On June 3, 1994, Peter L. Vosotas, Chairman of the Board, Chief Executive Officer and President of the Company, was granted a warrant to purchase 333,333 Common shares at a price of US $5.07 per share. This bonus warrant was granted in exchange for Mr. Vosotas' guarantee of the Company's indebtedness to BankAmerica under its line of credit facility. On June 3, 1999, the warrant expired unexercised.

     In April 1996, Dr. Ellis Hyman, currently a Director of the Company, agreed to subordinate $200,000 of debt at 12% interest with semi-annual interest payments only. The entire principal balance plus accrual interest is due on April 20, 2000. Dr. Hyman has the option of converting the note into Common shares of the Company at a price of $5.00 per share.

     In January 1998, Dr. Ellis Hyman, currently a Director of the Company, agreed to subordinate $150,000 of debt at 12% interest with quarterly interest payments only. The entire principal balance plus accrued interest is due January 26, 2000. Dr. Hyman has the option of converting the note into Common shares of the Company at a price of $8.25 per share.

     In February 1998, Stephen Bragin, currently a Director of the Company, agreed to subordinate $150,000 of debt at 12% interest with semi-annual interest payments only. The entire principal balance plus accrued interest is due on February 28, 2000. Mr. Bragin has the option of converting the note into Common shares of the Company at a price of $5.00 per share.

     INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

     No director or executive officer of the Company, no nominee for election as a director of the Company, no person who has been a director or executive officer of the Company since the commencement of the Company's last completed fiscal year and no associate or affiliate of any of the foregoing has any material interest, direct or indirect, by way of beneficial ownership or securities or otherwise, in any matter to be acted upon at the Meeting.

                        MEMBER PROPOSALS

      The deadline for submission of member proposals pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended ("Rule 14a-8"), for inclusion in the Company's proxy statement for its 2000 Annual General Meeting of Members is March 3, 2000. After May 17, 2000, notice to the Company of a member proposal submitted other than pursuant to Rule 14a-8 will be considered untimely, and the persons named in proxies solicited by the Board of Directors of the Company for the 2000 Annual General Meeting may exercise discretionary voting power with respect to any such proposal.

                         OTHER MATTERS

MANAGEMENT KNOWS OF NO OTHER MATTERS TO COME BEFORE THE MEETING OTHER THAN THOSE REFERRED TO IN THE NOTICE OF MEETING. HOWEVER, SHOULD ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, THE SHARES REPRESENTED BY THE PROXY SOLICITED HEREBY WILL, ON A POLL, BE VOTED ON SUCH MATTERS IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PERSONS VOTING THE SHARES REPRESENTED BY THE PROXY.

BY ORDER OF THE BOARD OF DIRECTORS

/s/Peter L. Vosotas
-------------------------
Chairman of the Board,
Chief Executive Officer and President

                    NICHOLAS FINANCIAL, INC.
                        Building C #501B
                    2454 McMullen Booth Road
                   Clearwater, FL  33759-1343
                         (727) 726-0763

      THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF
             NICHOLAS FINANCIAL, INC.(the "Company")

          PROXY FOR THE 1999 ANNUAL GENERAL MEETING OF
        MEMBERS TO BE HELD ON WEDNESDAY, AUGUST 4, 1999.

The undersigned member of Nicholas Financial, Inc. (the "Company") hereby appoints Peter L. Vosotas, Chairman of the Board, Chief Executive Officer and President of the Company, or failing him, Ralph T. Finkenbrink, Vice-President-Finance of the Company, or, as nominee of the undersigned, to attend and act for and on behalf of the undersigned at the 1999 Annual General
Meeting of Members of the Company to be held on August 4, 1999 and at any adjournment thereof and, on a poll, the shares represented by this proxy are specifically directed to be voted or to be withheld from voting as indicated below:


1. a. To elect as directors all the persons named in 1.(b) below:

     In favour:          Against:             Withhold vote:

     OR

     b.   To elect as a director:

     Ellis P. Hyman         In favour:          Withhold Vote:
     (to serve until 2000)

     William Taylor         In favour:          Withhold Vote:
     (to serve until 2000)

     Stephen Bragin         In favour:          Withhold Vote:
     (to serve until 2002)


2. To appoint Ernst & Young LLP, as Auditors of the Company for the fiscal year ending March 31, 2000:

     In favour:          Against:            Withhold vote:

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED OR WITHHELD FROM VOTING ON ANY BALLOT THAT MAY BE CALLED FOR IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN AND, IF A CHOICE IS SPECIFIED WITH RESPECT TO ANY MATTER TO BE ACTED UPON, THE SHARES SHALL BE VOTED OR WITHHELD FROM VOTING ACCORDINGLY. WHERE NO CHOICE IS OR WHERE BOTH CHOICES ARE SPECIFIED IN RESPECT OF ANY MATTER TO BE ACTED UPON, THE SHARES REPRESENTED HEREBY SHALL, ON ANY BALLOT THAT MAY BE CALLED FOR, BE VOTED FOR THE ADOPTION OF ALL SUCH MATTERS. THIS PROXY CONFERS UPON EACH PERSON NAMED HEREIN AS A NOMINEE DISCRETIONARY AUTHORITY WITH RESPECT TO AMENDMENTS OR VARIATIONS TO MATTERS IDENTIFIED IN THE NOTICE AND OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING.

The undersigned hereby acknowledges receipt of the Notice of the 1999 Annual General Meeting of Members and the accompanying Proxy
Statement and Information Circular dated June 29, 1999.

If this Form of Proxy is not dated by the member in the space below, it is deemed to bear the date on which it is mailed by the Company to the member.

The undersigned hereby revokes any proxy previously given in respect of the Meeting.

DATED this _______  day of _____________________________, 1999.

                                   Number of Shares Held:

______________________________     ______________________________
Name (Please Print)


______________________________
Address


______________________________


______________________________
Signature

                     NOTES TO FORM OF PROXY


1. IF THE MEMBER DOES NOT WISH TO APPOINT ANY OF THE PERSONS NAMED IN THIS FORM OF PROXY, HE SHOULD STRIKE OUT THEIR NAMES AND INSERT IN THE BLANK SPACE THE NAME OF THE PERSON HE WISHES TO ACT AS HIS PROXY. SUCH PERSON NEED NOT BE A MEMBER OF THE COMPANY.

2. This Form of Proxy must be signed by the member or his attorney authorized in writing or, if the member is a corporation, under the hand of a duly authorized officer or attorney of the corporation.

3. This Form of Proxy, and the power of attorney or other authority, if any, under which it is signed, or a notarially certified copy thereof, must be deposited either at the office of the Registrar and Transfer Agent of the Company, Montreal Trust Company of Canada, at 510 Burrard Street,
    Vancouver, B.C., V6C 3B9, or at the Head Office of the Company at Building C #501B, 2454 McMullen Booth Road, Clearwater, FL 33759-1343 not less than 48 hours, Saturdays and holidays excepted, prior to the time of the holding of the Meeting or any adjournment thereof.